UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-01682)

Exact name of registrant as specified in charter:	Putnam Voyager Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2014

Date of reporting period:	August 1, 2013 — January 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PVOYX

Putnam Voyager Fund

Semiannual report 1|31|14

A world of investing.®

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Voyager
Fund

Semiannual report
1 | 31 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	24

Shareholder meeting results	56

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In early 2014, stock prices fluctuated while most bond markets advanced, reversing the trends that dominated the two asset classes during 2013. Although the economic recovery appears to remain intact and previous market forces may re-emerge, the shift in short-term trends reminds investors once again about the value of portfolio diversification.

In this environment, we believe Putnam’s commitment to active fundamental research and taking a proactive view about risk is well suited to uncovering attractive investment opportunities.

We are pleased to report that this focus continues to earn Putnam high marks among industry peers. In 2013 — and for the third time in five years — Barron’s ranked Putnam one of the top two mutual fund families based on total returns across asset classes.

Lastly, for guidance on today’s markets, we also believe that you are well served by consulting with your financial advisor, who can help you assess your individual needs, time horizon, and risk tolerance — crucial for guiding you toward your investment goals.

As always, thank you for investing with Putnam.

Putnam Voyager Fund

A veteran stock picker targets large growing companies

For more than 40 years, Putnam Voyager Fund has invested in the growth potential of U.S. companies. Today, the fund is managed by industry veteran Nick Thakore, who began his career in 1993 and has invested through every kind of market. Backed by a team of skilled analysts, Nick looks for companies that have the potential to grow revenues and earnings at a rate that the market underestimates.

"In difficult markets, I try to capitalize on investor skepticism. I keep my focus on the companies themselves and don't get distracted by the 'noise'. When the market is strong, rather than get caught up in the rally, I try to be disciplined about selling companies that have discounted their growth outlook."

Nick C. Thakore
Portfolio Manager
Putnam's Co-Head of U.S. Equities, Nick has been in the investment industry since 1993.

A combination of earnings growth and attractive stock prices

Nick looks for companies that are poised for rapid growth, but he also keeps a careful eye on stock prices. Overall, companies in the fund's portfolio have higher projected earnings growth rates relative to those in the benchmark, but their price/earnings ratios are projected to be lower, which means the stocks are generally less expensive. Seeking attractive valuations helps mitigate risk if a company's anticipated growth fails to materialize.

Seeking growth — without paying too much

Putnam Voyager Fund holdings
Russell 1000 Growth Index holdings
17.5%
14.8%
14.6x
17.9x
Earnings-per-share growth (projected 5-year growth rate)
Price/earnings ratio (forward 12 months)

Data as of 12/31/13.

Sources: Putnam research and IBES.

The Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. You cannot invest directly in an index. Price/earnings ratio is a measure of a company's market capitalization divided by its total earnings. Earnings-per-share growth rates reflect the projected average change in a company's total earnings per share each year over the next five years.

2 Voyager Fund

Voyager Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Growth Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	Voyager Fund

Interview with your fund’s portfolio manager

Could you tell us about the investing environment for the six months ended January 31, 2014?

With the exception of the final month of the period, it was a favorable environment for investing in stocks. A strong close to the 2013 calendar year and continued economic growth helped U.S. stocks extend their rally and deliver their best annual performance since the 1990s. Despite concerns about Federal Reserve policy and U.S. government fiscal woes, investors appeared willing to set macroeconomic worries aside. In fact, throughout 2013, equity indexes achieved and surpassed their all-time highs several times, with relatively low volatility.

Stocks stumbled at the start of 2014, with the S&P 500 Index, a broad measure of market performance, declining more than 3.5% for the month of January. Otherwise, the market’s advance over the semiannual period was interrupted only by a bit of turbulence in October — with a sharp, but brief, decline in response to the congressional budget debate, which led to a 16-day partial shutdown of the federal government.

How did the fund perform for the period?

I am pleased to report that the fund delivered a solid positive return and outperformed both its benchmark and the average return for funds within its Lipper peer group, Large-Cap Growth Funds. The primary driver of

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/14. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

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performance was stock selection, which is the foundation of our investment process. I strive to construct a portfolio with higher expected growth rates for earnings and cash flow than those of the Russell 1000 Growth Index, but to do so without paying too much for that growth. Our fundamental stock research is key to finding these opportunities. For much of the past three years, the market was not rewarding the types of stocks I target, but this finally began to change over the past year.

Can you provide more detail about the market’s transition to the types of stocks you target?

It is always important to consider what is going on under the surface of the market. In 2011 and portions of 2012, many stocks in cyclical sectors were left behind as investors favored the yield potential and perceived safety of defensive stocks. We had record-low interest rates, the last sharp market downturn was still fresh in investors’ minds, and the market was driven by anxiety over macroeconomic risks — a potential crisis somewhere in the world or economic struggles in China or Europe, for example.

During these periods, stocks were moving in contrast to the normal relationships between prices, fundamentals, and valuation. Even in periods when the market was advancing sharply, cyclical stocks continued to underperform, despite strong earnings growth for many cyclical businesses. In 2013, this trend finally began to reverse, and many holdings in the fund’s portfolio that I believed offered a combination of attractive growth potential and reasonable valuations were rewarded.

Allocations are shown as a percentage of the fund’s net assets as of 1/31/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

*The unclassified sector includes exchange-traded funds and other securities not able to be classified by sector.

6	Voyager Fund

In addition, I believe we are still in the early stages of this transition.

In the fund’s portfolio, what were some examples of stocks that helped fund performance for the period?

The top contributor was Facebook, which actually declined more than 50% from its initial public offering (IPO) price due to mismanagement of the IPO, weak fundamentals, and concerns over user engagement. We believed the price decline created a significant investment opportunity. Our optimism was based on the company’s momentum in customer adoption, its transition to mobile, its new product introductions, and its potential for strong pricing power.

The stock of Google was another top performer for the period. A dominant player in Internet search, Google offers an attractive growth opportunity, in my view. Continued growth in online advertising and a growing revenue stream from mobile ads should be beneficial for Google going forward.

Could you discuss some holdings that hurt fund performance?

The stock of Coty was a holding that dampened performance for the period. Coty is a beauty company that went public in June 2013 and, in my view, is greatly

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

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undervalued, trading at a 20% to 30% discount to its peers. Despite its decline over the period, I maintain a favorable view of the company, particularly its management team. I believe the stock offers the combination of growth potential and attractive valuation that I seek, and it remained in the portfolio at the close of the period.

Other detractors for the period included financial services company Citigroup and international energy company Marathon Oil.

As the fund begins the second half of its fiscal year, what is your outlook?

My view on U.S. stocks still leans toward optimism, but my outlook is less bullish than it had been in recent years. In my opinion, the stock market is on a solid foundation. We have seen a lot of skepticism, concerns about secular challenges, doubts about the cyclical recovery, and the belief that the equity market’s strength has been fueled only by Fed stimulus. I believe it is important to look beyond these concerns and consider that corporate earnings are at all-time records, and it appears that earnings growth could reaccelerate modestly in 2014 following the slower growth environment of the past couple of years. When I look at the combination of valuation, fundamentals, and sentiment in today’s environment, I believe the market’s advance over the past year is rational.

Are there any areas of the market that look particularly attractive?

One area that I find interesting is technology, which had not been a standout until very

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Voyager Fund

recently. There is an unusually wide array of companies in the technology sector, and the pace of innovation that’s driving disruption in traditional companies is, in my view, creating great stock-picking opportunities — in terms of both owning winners and avoiding losers. While technology is a sector that stands out to me, I believe there are exciting opportunities across the universe of U.S. growth stocks today.

Thank you, Nick, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Nick C. Thakore is Co-Head of U.S. Equities at Putnam. He has an M.B.A. from the Wharton School of the University of Pennsylvania and a B.B.A. from the University of Michigan. Nick joined Putnam in 2008 and has been in the investment industry since 1993.

IN THE NEWS

The U.S. federal deficit this year will dip to its lowest level since 2007, but the trend may be short-lived. The Congressional Budget Office (CBO) has projected that the U.S. deficit will fall to $514 billion by the end of the current fiscal year on September 30, 2014, down from $680 billion last fiscal year and the recent peak of $1.4 trillion in 2009. Government spending cuts, tax hikes, and the overall economic expansion all helped to lower the deficit, which has been the focus of intense political debate in Washington. However, in coming years as baby boomers age, spending will accelerate on such government programs as Medicare and Social Security, widening the deficit. Without more robust economic growth, spending for Social Security, Medicare (including offsetting receipts), Medicaid, the Children’s Health Insurance Program, and subsidies for health insurance purchased through exchanges will rise from 9.7% of GDP in 2014 to 11.7% in 2024, the CBO estimates.

Voyager Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(7/2/12)	(7/2/12)	(3/31/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.89%	10.75%	10.69%	10.69%	10.06%	10.06%	10.21%	10.12%	10.61%	11.02%	11.03%	11.02%

10 years	98.46	87.05	86.80	86.80	84.01	84.01	88.75	82.15	93.58	103.83	104.10	103.41
Annual average	7.09	6.46	6.45	6.45	6.29	6.29	6.56	6.18	6.83	7.38	7.40	7.36

5 years	174.80	159.00	164.43	162.43	164.54	164.54	167.80	158.42	171.35	178.65	179.03	178.07
Annual average	22.41	20.97	21.47	21.28	21.48	21.48	21.78	20.91	22.10	22.75	22.78	22.70

3 years	29.44	22.00	26.58	23.58	26.54	26.54	27.53	23.07	28.52	30.72	30.89	30.45
Annual average	8.98	6.85	8.17	7.31	8.16	8.16	8.44	7.16	8.72	9.34	9.39	9.26

1 year	33.68	25.99	32.66	27.66	32.68	31.68	32.99	28.33	33.33	34.18	34.31	34.04

6 months	16.24	9.56	15.80	10.80	15.79	14.79	15.92	11.87	16.10	16.45	16.48	16.41

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10	Voyager Fund

Comparative index returns For periods ended 1/31/14

		Lipper Large-Cap Growth
	Russell 1000 Growth Index	Funds category average*

Annual average (life of fund)	—†	9.44%

10 years	102.26%	94.74
Annual average	7.30	6.82

5 years	158.09	144.59
Annual average	20.88	19.48

3 years	49.61	45.66
Annual average	14.37	13.31

1 year	24.35	24.88

6 months	10.15	11.89

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/14, there were 746, 722, 607, 536, 376, and 9 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Growth Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 1/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.271		$0.112	$0.084	$0.156		$0.190	$0.369	$0.400	$0.334

Capital gains	—		—	—	—		—	—	—	—

Total	$0.271		$0.112	$0.084	$0.156		$0.190	$0.369	$0.400	$0.334

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

7/31/13	$26.76	$28.39	$22.43	$24.67	$24.55	$25.44	$26.23	$28.07	$28.09	$27.98

1/31/14	30.83	32.71	25.86	28.48	28.30	29.33	30.26	32.31	32.31	32.23

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

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Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(7/2/12)	(7/2/12)	(3/31/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.96%	10.82%	10.76%	10.76%	10.13%	10.13%	10.28%	10.19%	10.68%	11.09%	11.10%	11.09%

10 years	106.72	94.84	94.60	94.60	91.68	91.68	96.66	89.78	101.66	112.32	112.61	111.90
Annual average	7.53	6.90	6.88	6.88	6.72	6.72	7.00	6.62	7.27	7.82	7.83	7.80

5 years	167.78	152.39	157.90	155.90	157.86	157.86	161.31	152.17	164.49	171.63	172.00	171.08
Annual average	21.77	20.34	20.86	20.67	20.86	20.86	21.18	20.32	21.47	22.12	22.16	22.07

3 years	35.40	27.62	32.38	29.38	32.33	32.33	33.36	28.69	34.38	36.62	36.81	36.35
Annual average	10.63	8.47	9.80	8.97	9.79	9.79	10.07	8.77	10.35	10.96	11.01	10.89

1 year	43.93	35.65	42.81	37.81	42.81	41.81	43.16	38.15	43.52	44.40	44.54	44.21

6 months	27.76	20.41	27.25	22.25	27.23	26.23	27.39	22.93	27.55	27.93	27.96	27.88

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 7/31/13	1.01%	1.76%	1.76%	1.51%	1.26%	0.64%	0.54%	0.76%

Annualized expense ratio for the
six-month period ended 1/31/14*	0.97%	1.72%	1.72%	1.47%	1.22%	0.64%	0.54%	0.72%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.01% in fees and expenses of acquired funds. Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.12% from annualizing the performance fee adjustment for the six months ended 1/31/14.

12	Voyager Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2013, to January 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.29	$9.36	$9.36	$8.00	$6.65	$3.49	$2.95	$3.93

Ending value (after expenses)	$1,162.40	$1,158.00	$1,157.90	$1,159.20	$1,161.00	$1,164.50	$1,164.80	$1,164.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2014, use the following calculation method. To find the value of your investment on August 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.94	$8.74	$8.74	$7.48	$6.21	$3.26	$2.75	$3.67

Ending value (after expenses)	$1,020.32	$1,016.53	$1,016.53	$1,017.80	$1,019.06	$1,021.98	$1,022.48	$1,021.58

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Voyager Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2014, Putnam employees had approximately $433,000,000 and the Trustees had approximately $105,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Voyager Fund	15

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

16	Voyager Fund

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in

Voyager Fund	17

executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam

18	Voyager Fund

Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2012. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management

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fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The

20	Voyager Fund

Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	4th

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 713, 640 and 563 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the five-year period ended December 31, 2012 had been favorable, expressed concern about your fund’s fourth quartile performance over the three-year period then ended and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the three-year period was due in significant part to the fund’s poor performance in 2011, which Putnam Management largely attributed to an emphasis on cyclical companies (those whose performance tends to be tied to overall economic conditions) and a de-emphasis on mega-cap companies at a time when non-cyclicals and mega-cap companies broadly outperformed other market segments, combined with poor stock selection in the information technology, financials, and consumer discretionary sectors.

The Trustees also observed that, although the fund had not performed well in 2011, the fund ranked in the first quartile for the five-year period ended December 31, 2012 and that Putnam Management remained confident in the portfolio manager and his

Voyager Fund	21

investment process. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and

22	Voyager Fund

its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24	Voyager Fund

The fund’s portfolio 1/31/14 (Unaudited)

COMMON STOCKS (92.9%)*	Shares	Value

Aerospace and defense (3.2%)
Airbus Group NV (France)	334,016	$23,700,133

General Dynamics Corp. S	246,300	24,952,653

Honeywell International, Inc.	351,900	32,103,837

United Technologies Corp.	473,200	53,954,264

		134,710,887
Airlines (1.2%)
American Airlines Group, Inc. †	260,100	8,726,355

China Southern Airlines Co., Ltd. (China)	45,704,000	15,776,645

Delta Air Lines, Inc.	842,010	25,773,926

		50,276,926
Auto components (0.4%)
Johnson Controls, Inc.	81,049	3,737,980

TRW Automotive Holdings Corp. †	153,947	11,415,170

		15,153,150
Automobiles (2.0%)
Fiat SpA (Italy) † S	1,578,622	15,744,596

General Motors Co. †	714,900	25,793,592

Tesla Motors, Inc. † S	169,900	30,821,559

Toyota Motor Corp. (Japan)	216,600	12,554,617

		84,914,364
Beverages (0.1%)
Brown-Forman Corp. Class B	57,000	4,389,000

		4,389,000
Biotechnology (6.5%)
Alkermes PLC †	168,600	8,207,448

Celgene Corp. †	555,200	84,351,536

Gilead Sciences, Inc. †	2,125,900	171,453,835

Vertex Pharmaceuticals, Inc. †	101,200	7,998,848

		272,011,667
Capital markets (0.5%)
Carlyle Group LP (The) (Partnership shares)	357,800	12,455,018

Charles Schwab Corp. (The)	425,400	10,558,428

		23,013,446
Chemicals (3.0%)
Chemtura Corp. †	284,302	7,130,294

Dow Chemical Co. (The)	96,000	4,368,960

Monsanto Co.	522,100	55,629,755

Potash Corp. of Saskatchewan, Inc. (Canada) S	527,700	16,527,564

Solvay SA (Belgium)	49,492	6,921,958

Tronox, Ltd. Class A S	798,121	17,526,737

Wacker Chemie AG (Germany) S	160,294	19,085,116

		127,190,384
Commercial banks (1.3%)
Ally Financial, Inc. †	1,652	13,050,800

Banco Espirito Santo SA (Portugal) †	7,546,201	11,500,640

Barclays PLC (United Kingdom)	2,969,275	13,301,235

Credicorp, Ltd. (Peru)	57,000	7,519,440

Grupo Financiero Banorte SAB de CV (Mexico)	1,198,200	7,563,335

		52,935,450
Communications equipment (1.4%)
Qualcomm, Inc.	791,509	58,745,798

		58,745,798

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COMMON STOCKS (92.9%)* cont.	Shares	Value

Computers and peripherals (6.6%)
Apple, Inc.	339,621	$170,014,273

EMC Corp. S	674,500	16,349,880

SanDisk Corp. S	484,000	33,662,200

Seagate Technology	204,575	10,813,835

Western Digital Corp.	497,580	42,876,469

		273,716,657
Construction materials (0.2%)
Martin Marietta Materials, Inc. S	79,700	8,688,097

		8,688,097
Consumer finance (0.5%)
American Express Co.	73,600	6,257,472

Discover Financial Services	236,427	12,684,309

		18,941,781
Diversified consumer services (0.6%)
ITT Educational Services, Inc. † S	801,034	23,550,400

		23,550,400
Diversified financial services (0.6%)
Citigroup, Inc.	86,500	4,102,695

CME Group, Inc.	268,200	20,050,632

		24,153,327
Electrical equipment (0.4%)
Eaton Corp PLC	193,800	14,164,842

Shanghai Electric Group Co., Ltd. (China)	8,614,000	2,751,580

		16,916,422
Energy equipment and services (2.1%)
Ezion Holdings, Ltd. (Singapore) S	4,709,000	8,298,610

Halliburton Co.	472,603	23,162,273

Petrofac, Ltd. (United Kingdom)	710,831	13,496,569

Rowan Cos. PLC Class A †	217,100	6,810,427

Schlumberger, Ltd.	387,593	33,941,519

		85,709,398
Food and staples retail (0.8%)
CP ALL PCL (Thailand)	3,574,100	4,249,725

CVS Caremark Corp.	440,000	29,796,800

		34,046,525
Food products (0.1%)
Mead Johnson Nutrition Co.	71,239	5,477,567

		5,477,567
Health-care equipment and supplies (0.9%)
Baxter International, Inc.	394,800	26,964,840

St. Jude Medical, Inc.	202,800	12,316,044

		39,280,884
Health-care providers and services (1.3%)
Catamaran Corp. †	424,582	20,643,177

Express Scripts Holding Co. †	315,331	23,552,072

LifePoint Hospitals, Inc. †	162,700	8,624,727

		52,819,976
Hotels, restaurants, and leisure (1.6%)
Hilton Worldwide Holdings, Inc. † S	300,100	6,497,165

Las Vegas Sands Corp.	113,900	8,715,628

Starbucks Corp.	389,700	27,715,464

Thomas Cook Group PLC (United Kingdom) †	8,394,009	24,824,222

		67,752,479

26	Voyager Fund

COMMON STOCKS (92.9%)* cont.	Shares	Value

Household durables (2.0%)
D.R. Horton, Inc. † S	900,100	$21,134,348

Persimmon PLC (United Kingdom)	377,800	8,154,582

PulteGroup, Inc.	2,772,600	56,339,232

		85,628,162
Industrial conglomerates (1.8%)
General Electric Co.	324,600	8,157,198

Siemens AG (Germany) S	352,869	44,716,903

Toshiba Corp. (Japan)	4,975,000	21,035,529

		73,909,630
Insurance (3.7%)
American International Group, Inc.	1,049,500	50,334,020

Assured Guaranty, Ltd.	2,342,347	49,540,639

Hartford Financial Services Group, Inc. (The) S	1,389,630	46,205,198

Prudential PLC (United Kingdom)	336,700	6,796,988

		152,876,845
Internet and catalog retail (2.0%)
Amazon.com, Inc. †	15,600	5,595,564

Bigfoot GmbH (acquired 8/2/13, cost $9,275,858) (Private)
(Brazil) †∆∆ F	422	7,063,366

Ctrip.com International, Ltd. ADR (China) †	217,700	8,601,327

Groupon, Inc. † S	1,515,600	15,853,176

Priceline.com, Inc. †	27,097	31,023,084

Zalando AG (acquired 9/30/13, cost $15,738,412) (Private)
(Germany) †∆∆ F	351	13,337,006

		81,473,523
Internet software and services (11.4%)
Baidu, Inc. ADR (China) †	128,400	20,094,600

Blucora, Inc. † S	244,300	6,256,523

eBay, Inc. †	668,955	35,588,406

Facebook, Inc. Class A †	2,009,017	125,704,194

Facebook, Inc. Class B † F	115,920	7,253,114

Google, Inc. Class A †	208,988	246,808,558

Pandora Media, Inc. †	720,600	25,992,042

Yahoo!, Inc. †	178,600	6,433,172

		474,130,609
IT Services (3.2%)
MasterCard, Inc. Class A	108,400	8,203,712

Unisys Corp. † S	497,885	17,062,519

Visa, Inc. Class A S	507,600	109,352,268

		134,618,499
Leisure equipment and products (0.8%)
Brunswick Corp. S	493,125	20,444,963

Sega Sammy Holdings, Inc. (Japan)	483,500	11,646,212

		32,091,175
Life sciences tools and services (0.6%)
Thermo Fisher Scientific, Inc.	229,400	26,413,116

		26,413,116
Machinery (0.3%)
AGCO Corp. S	138,700	7,396,871

Caterpillar, Inc. S	70,700	6,639,437

TriMas Corp. †	13,131	456,959

		14,493,267

Voyager Fund	27

COMMON STOCKS (92.9%)* cont.	Shares	Value

Media (3.0%)
Atresmedia Corporacion de Medios de Comunicacion SA (Spain) † S	823,636	$15,496,183

CBS Corp. Class B (non-voting shares)	748,200	43,934,304

Comcast Corp. Class A	642,635	34,991,476

Liberty Global PLC Class A (United Kingdom) † S	225,951	18,060,263

Mediaset SpA (Italy) †	2,107,332	10,737,672

Numericable SAS (France) † S	94,031	3,558,557

		126,778,455
Metals and mining (1.4%)
ArcelorMittal SA (France) S	254,600	4,195,808

Barrick Gold Corp. (Canada)	553,400	10,669,552

Freeport-McMoRan Copper & Gold, Inc. (Indonesia)	415,314	13,460,327

Glencore Xstrata PLC (United Kingdom)	5,377,716	28,510,355

		56,836,042
Multiline retail (0.6%)
Macy’s, Inc.	293,200	15,598,240

Target Corp. S	136,100	7,708,704

		23,306,944
Oil, gas, and consumable fuels (3.6%)
Anadarko Petroleum Corp.	215,100	17,356,419

Cobalt International Energy, Inc. †	266,000	4,354,420

Energy Transfer Equity LP	266,200	11,105,864

EOG Resources, Inc.	161,500	26,686,260

Gulfport Energy Corp. †	114,400	6,972,680

HRT Participacoes em Petroleo SA (Brazil) †	2,520,246	1,211,431

Marathon Oil Corp.	941,321	30,865,916

QEP Resources, Inc.	606,300	18,728,607

Royal Dutch Shell PLC Class A (United Kingdom)	418,673	14,477,465

Suncor Energy, Inc. (Canada)	625,900	20,548,297

		152,307,359
Paper and forest products (0.4%)
International Paper Co.	324,500	15,491,630

		15,491,630
Personal products (1.1%)
Coty, Inc. Class A S	3,527,800	47,590,022

		47,590,022
Pharmaceuticals (6.3%)
AbbVie, Inc.	516,200	25,412,526

Actavis PLC † S	376,385	71,129,237

Allergan, Inc.	292,600	33,531,960

Astellas Pharma, Inc. (Japan)	369,900	23,163,553

Bristol-Myers Squibb Co.	165,900	8,290,023

Eli Lilly & Co.	181,000	9,775,810

Jazz Pharmaceuticals PLC †	292,751	44,398,617

Questcor Pharmaceuticals, Inc. S	85,800	5,749,458

Sanofi (France)	174,096	17,093,672

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	579,000	25,840,770

		264,385,626
Real estate investment trusts (REITs) (1.0%)
American Homes 4 Rent Class A R	139,581	2,328,211

American Tower Corp. R	161,000	13,021,680

28	Voyager Fund

COMMON STOCKS (92.9%)* cont.	Shares	Value

Real estate investment trusts (REITs) cont.
Gaming and Leisure Properties, Inc. † R S	215,488	$7,477,434

Hibernia REIT PLC (Ireland) † R	12,035,000	18,341,707

		41,169,032
Real estate management and development (0.7%)
CBRE Group, Inc. Class A †	404,700	10,740,738

RE/MAX Holdings, Inc. Class A † S	535,677	15,620,341

Sun Hung Kai Properties, Ltd. (Hong Kong) S	286,739	3,501,231

		29,862,310
Semiconductors and semiconductor equipment (2.7%)
Himax Technologies, Inc. ADR (Taiwan) S	149,100	2,182,824

Magnachip Semiconductor Corp. (South Korea) †	663,287	10,486,567

Maxim Integrated Products, Inc.	348,100	10,533,506

Micron Technology, Inc. †	3,208,054	73,913,564

Samsung Electronics Co., Ltd. (South Korea)	12,407	14,837,165

		111,953,626
Software (5.0%)
Electronic Arts, Inc. † S	1,205,300	31,819,920

Longtop Financial Technologies, Ltd. ADR (Hong Kong) † F	478,830	—

Microsoft Corp.	1,768,800	66,949,080

Oracle Corp.	1,667,589	61,534,034

Red Hat, Inc. †	276,000	15,594,000

ServiceNow, Inc. † S	148,500	9,419,355

Synopsys, Inc. †	212,900	8,486,194

TiVo, Inc. †	1,155,800	14,320,362

		208,122,945
Specialty retail (2.7%)
Bed Bath & Beyond, Inc. † S	53,200	3,396,820

Gap, Inc. (The)	102,000	3,884,160

Home Depot, Inc. (The)	366,600	28,173,210

Lowe’s Cos., Inc.	602,200	27,875,838

Office Depot, Inc. †	7,872,276	38,495,430

Sears Hometown and Outlet Stores, Inc. †	150,031	3,149,151

Tile Shop Holdings, Inc. † S	455,738	6,439,578

		111,414,187
Textiles, apparel, and luxury goods (0.1%)
Tumi Holdings, Inc. †	241,300	4,833,239

		4,833,239
Thrifts and mortgage finance (0.5%)
Radian Group, Inc. S	1,270,000	18,897,600

		18,897,600
Tobacco (1.2%)
Japan Tobacco, Inc. (Japan)	430,500	13,470,769

Philip Morris International, Inc.	450,269	35,184,020

		48,654,789
Trading companies and distributors (0.2%)
Mitsubishi Corp. (Japan)	492,700	9,176,941

		9,176,941
Wireless telecommunication services (1.3%)
SoftBank Corp. (Japan)	158,400	11,725,352

Vodafone Group PLC ADR (United Kingdom)	1,141,900	42,318,812

		54,044,164

Total common stocks (cost $3,412,961,053)		$3,874,854,322

Voyager Fund	29

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.1%)*	strike price	amount	Value

Alcatel-Lucent ADR (Call)	Feb-14/$2.50	$4,266,050	$6,189,484

Apple, Inc. (Call)	Feb-14/575.00	236,564	85,527

Assured Guaranty, Ltd. (Call)	Apr-14/25.00	1,079,207	426,503

Beam, Inc. (Call)	Mar-14/85.00	229,923	55,009

Best Buy Co., Inc. (Call)	Feb-14/21.00	82,000	227,960

Best Buy Co., Inc. (Call)	Feb-14/19.00	545,824	2,519,371

Best Buy Co., Inc. (Call)	Feb-14/21.00	129,405	366,485

Computer Sciences Corp. (Call)	Feb-14/37.00	399,775	9,360,356

Electronic Arts, Inc. (Call)	Feb-14/26.00	1,639,820	1,791,225

Fiat SpA (Call)	Mar-14/4.00	2,355,998	10,815,243

H&R Block, Inc. (Call)	Feb-14/22.00	874,700	7,260,010

iShares MSCI Emerging Markets Index (ETF) (Call)	Mar-14/44.00	3,904,098	117,123

iShares MSCI Emerging Markets Index (ETF) (Call)	Feb-14/43.00	3,904,098	107,324

iShares MSCI Emerging Markets Index (ETF) (Call)	Feb-14/44.00	4,100,661	67,620

iShares U.S. Home Construction ETF (Call)	Mar-14/26.00	2,563,732	1,347,574

Juniper Networks, Inc. (Call)	Feb-14/18.00	1,066,443	9,192,739

Lam Research Corp. (Call)	Feb-14/40.00	137,416	1,475,246

Market Vectors Gold Miners ETF (Call)	Jun-14/28.00	1,413,497	1,073,551

Market Vectors Gold Miners ETF (Call)	Jun-14/30.00	2,155,539	1,002,692

Market Vectors Gold Miners ETF (Call)	Mar-14/28.00	3,153,187	536,231

Michael Kors Holdings, Ltd. (Call)	Feb-14/55.00	45,100	1,124,794

Micron Technology, Inc. (Call)	Apr-14/20.00	1,857,665	7,053,606

Micron Technology, Inc. (Call)	Apr-14/22.00	1,186,021	3,000,657

Micron Technology, Inc. (Call)	Apr-14/24.00	1,857,665	2,916,534

Microsoft Corp. (Call)	Mar-14/40.00	2,734,906	1,176,010

Microsoft Corp. (Call)	Mar-14/40.00	2,734,906	1,053,705

SPDR S&P 500 ETF Trust (Call)	Mar-14/190.00	8,627,354	1,806,568

SPDR S&P 500 ETF Trust (Call)	Mar-14/188.00	4,103,341	1,682,370

SPDR S&P 500 ETF Trust (Call)	Mar-14/194.00	8,627,354	679,922

SPDR S&P 500 ETF Trust (Call)	Mar-14/192.00	4,141,267	557,622

SPDR S&P 500 ETF Trust (Call)	Mar-14/192.00	4,103,341	533,434

SPDR S&P 500 ETF Trust (Call)	Mar-14/192.00	3,418,086	444,351

SPDR S&P 500 ETF Trust (Call)	Feb-14/184.00	2,279,106	1,082,507

SPDR S&P 500 ETF Trust (Call)	Feb-14/188.00	3,570,225	265,768

SPDR S&P 500 ETF Trust (Call)	Feb-14/183.00	3,418,172	502,950

SPDR S&P 500 ETF Trust (Call)	Feb-14/187.00	2,050,958	22,396

SPDR S&P 500 ETF Trust (Call)	Feb-14/188.00	3,418,437	16,579

Whirlpool Corp. (Call)	Mar-14/95.00	218,293	8,372,585

Whirlpool Corp. (Call)	Mar-14/95.00	30,698	1,230,990

Total purchased options outstanding (cost $82,002,467)			$87,540,621

INVESTMENT COMPANIES (1.8%)*		Shares	Value

CSOP FTSE China A50 ETF (China) S		12,629,800	$14,201,571

iShares Dow Jones U.S. Home Construction Index Fund S		879,500	21,829,190

iShares FTSE A50 China Index ETF (China) S		16,414,800	18,309,612

Market Vectors Gold Miners ETF		853,273	20,034,850

Total investment companies (cost $77,883,071)			$74,375,223

30	Voyager Fund

WARRANTS (1.5%)*†	Expiration	Strike
	date	price	Warrants	Value

Bank of America Corp. W	10/28/18	$30.79	18,878,652	$16,990,787

Global Mediacom Tbk PT 144A (Indonesia)	10/4/16	0.00	22,345,500	3,385,678

JPMorgan Chase & Co. W	10/28/18	42.42	832,747	15,189,305

Matahari Department Store 144A (Indonesia)	3/25/16	0.00	6,135,500	5,841,530

Wells Fargo & Co. W	10/28/18	34.01	1,353,108	22,339,813

Total warrants (cost $67,947,141)				$63,747,113

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (—%)*		Principal amount		Value

U.S. Government Agency Mortgage Obligations (—%)
Federal National Mortgage Association Pass-Through Certificates 6s,
August 1, 2036 [i]		$1,694,552		$1,961,003

Total U.S. government and agency mortgage obligations (cost $1,961,003)				$1,961,003

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.4%)*		Principal amount		Value

Federal Home Loan Mortgage Corporation sr. unsec. notes, 6 3/4s,
September 15, 2029 [i]		$6,394,000		$8,897,571

Federal Home Loan Mortgage Corporation sr. unsec. notes, 6 1/4s,
July 15, 2032 [i]			5,619,000	7,427,475

Total U.S. government agency obligations (cost $16,325,046)				$16,325,046

CONVERTIBLE PREFERRED STOCKS (0.2%)*			Shares	Value

Unisys Corp. Ser. A, 6.25% cv. pfd.			86,447	$8,001,750

Total convertible preferred stocks (cost $7,685,346)				$8,001,750

SHORT-TERM INVESTMENTS (12.5%)*		Principal amount/shares		Value

U.S. Treasury Bills with an effective yield of 0.10%,
January 8, 2015 ∆		$6,442,000		$6,436,537

U.S. Treasury Bills with an effective yield of 0.10%,
October 16, 2014 ∆			130,000	129,942

Putnam Cash Collateral Pool, LLC 0.15% [d]		425,209,655		425,209,655

Putnam Short Term Investment Fund 0.07% L		67,973,771		67,973,771

SSgA Prime Money Market Fund zero % P		22,380,703		22,380,703

Total short-term investments (cost $522,129,902)				$522,130,608

TOTAL INVESTMENTS

Total investments (cost $4,188,895,029)				$4,648,935,686

Voyager Fund	31

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2013 through January 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $4,171,884,528.

† Non-income-producing security.

∆∆ Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $20,400,372, or 0.5% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

At the close of the reporting period, the fund maintained liquid assets totaling $21,341,894 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 1/31/14 (aggregate face value $462,375,231) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International
	Euro	Sell	3/19/14	$211,221,564	$213,782,610	$2,561,046

	Japanese Yen	Sell	2/19/14	108,999,377	112,324,912	3,325,535

UBS AG
	British Pound	Sell	3/19/14	136,650,812	136,267,709	(383,103)

Total						$5,503,478

32	Voyager Fund

WRITTEN OPTIONS OUTSTANDING at 1/31/14 (premiums $12,195,104) (Unaudited)

	Expiration date/	Contract
	strike price	amount	Value

Apple, Inc. (Call)	Feb-14/$590.00	$236,564	$56,844

Assured Guaranty, Ltd. (Call)	Apr-14/27.00	1,079,207	212,510

Electronic Arts, Inc. (Call)	Feb-14/28.00	1,639,820	516,019

iShares MSCI Emerging Markets Index (ETF) (Call)	Mar-14/45.00	3,904,098	71,406

iShares MSCI Emerging Markets Index (ETF) (Call)	Feb-14/44.00	3,904,098	64,379

iShares MSCI Emerging Markets Index (ETF) (Call)	Feb-14/45.00	4,100,661	54,211

iShares U.S. Home Construction ETF (Call)	Mar-14/28.00	2,563,732	256,424

Market Vectors Gold Miners ETF (Call)	Jun-14/30.00	1,413,497	657,516

Market Vectors Gold Miners ETF (Call)	Jun-14/32.00	2,155,539	625,710

Market Vectors Gold Miners ETF (Call)	Mar-14/30.00	3,153,187	253,737

Micron Technology, Inc. (Call)	Apr-14/22.00	3,715,330	9,399,859

Micron Technology, Inc. (Call)	Apr-14/25.00	1,186,021	1,435,109

Microsoft Corp. (Call)	Mar-14/42.00	2,734,906	356,659

Microsoft Corp. (Call)	Mar-14/42.00	2,734,906	356,659

SPDR S&P 500 ETF Trust (Call)	Mar-14/192.00	17,254,708	2,017,075

SPDR S&P 500 ETF Trust (Call)	Mar-14/190.00	8,206,682	1,805,470

SPDR S&P 500 ETF Trust (Call)	Mar-14/194.00	4,141,267	326,373

SPDR S&P 500 ETF Trust (Call)	Mar-14/194.00	3,418,086	269,379

SPDR S&P 500 ETF Trust (Call)	Feb-14/186.00	2,279,106	437,019

SPDR S&P 500 ETF Trust (Call)	Feb-14/190.00	3,570,225	120,852

SPDR S&P 500 ETF Trust (Call)	Feb-14/184.00	3,418,172	219,754

SPDR S&P 500 ETF Trust (Call)	Feb-14/189.00	5,469,395	16,081

Total			$19,529,045

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/14 (Unaudited)

			Payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
baskets	438,080	7/28/14	(3 month USD-	A basket	$(742,030)
			LIBOR-BBA plus	(DBPTMATR) of
			0.32%)	common stocks

Total					$(742,030)

Voyager Fund	33

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$636,495,706	$—	$20,400,372

Consumer staples	140,157,903	—	—

Energy	238,016,757	—	—

Financials	348,798,991	13,050,800	—

Health care	654,911,269	—	—

Industrials	299,484,073	—	—

Information technology	1,254,035,020	7,253,114	—

Materials	208,206,153	—	—

Telecommunication services	54,044,164	—	—

Total common stocks	3,834,150,036	20,303,914	20,400,372

Convertible preferred stocks	—	8,001,750	—

Investment companies	74,375,223	—	—

Purchased options outstanding	8,612,764	78,927,857	—

U.S. Government agency obligations	—	16,325,046	—

U.S. Government and agency mortgage obligations	—	1,961,003	—

Warrants	54,519,905	9,227,208	—

Short-term investments	90,354,474	431,776,134	—

Totals by level	$4,062,012,402	$566,522,912	$20,400,372

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$5,503,478	$—

Written options outstanding	—	(19,529,045)	—

Total return swap contracts	—	(742,030)	—

Totals by level	$—	$(14,767,597)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

34	Voyager Fund

Statement of assets and liabilities 1/31/14 (Unaudited)

ASSETS

Investment in securities, at value, including $401,873,955 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,695,711,603)	$4,155,752,260
Affiliated issuers (identified cost $493,183,426) (Notes 1 and 5)	493,183,426

Foreign currency (cost $4,709,984) (Note 1)	4,712,264

Dividends, interest and other receivables	5,715,999

Receivable for shares of the fund sold	2,463,942

Receivable for investments sold	196,339,539

Unrealized appreciation on forward currency contracts (Note 1)	5,886,581

Total assets	4,864,054,011

LIABILITIES

Payable for investments purchased	195,389,500

Payable for shares of the fund repurchased	3,957,655

Payable for compensation of Manager (Note 2)	1,592,970

Payable for custodian fees (Note 2)	85,287

Payable for investor servicing fees (Note 2)	1,267,698

Payable for Trustee compensation and expenses (Note 2)	1,487,131

Payable for administrative services (Note 2)	7,157

Payable for distribution fees (Note 2)	1,008,850

Unrealized depreciation on OTC swap contracts (Note 1)	742,030

Unrealized depreciation on forward currency contracts (Note 1)	383,103

Written options outstanding, at value (premiums $12,195,104) (Notes 1 and 3)	19,529,045

Collateral on securities loaned, at value (Note 1)	425,209,655

Collateral on certain derivative contracts, at value (Note 1)	40,666,752

Other accrued expenses	842,650

Total liabilities	692,169,483

Net assets	$4,171,884,528

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,590,663,804

Undistributed net investment income (Note 1)	7,082,049

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	116,681,164

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	457,457,511

Total — Representing net assets applicable to capital shares outstanding	$4,171,884,528

(Continued on next page)

Voyager Fund	35

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,480,071,883 divided by 112,878,200 shares)	$30.83

Offering price per class A share (100/94.25 of $30.83)*	$32.71

Net asset value and offering price per class B share ($111,555,828 divided by 4,313,358 shares)**	$25.86

Net asset value and offering price per class C share ($158,192,274 divided by 5,553,829 shares)**	$28.48

Net asset value and redemption price per class M share ($27,528,631 divided by 972,749 shares)	$28.30

Offering price per class M share (100/96.50 of $28.30)*	$29.33

Net asset value, offering price and redemption price per class R share
($18,613,643 divided by 615,204 shares)	$30.26

Net asset value, offering price and redemption price per class R5 share
($15,146 divided by 469 shares)†	$32.31

Net asset value, offering price and redemption price per class R6 share
($35,695,233 divided by 1,104,724 shares)	$32.31

Net asset value, offering price and redemption price per class Y share
($340,211,890 divided by 10,556,206 shares)	$32.23

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

36	Voyager Fund

Statement of operations Six months ended 1/31/14 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $477,246)	$28,222,471

Interest (including interest income of $28,588 from investments in affiliated issuers) (Note 5)	32,334

Securities lending (Note 1)	679,442

Total investment income	28,934,247

EXPENSES

Compensation of Manager (Note 2)	8,845,062

Investor servicing fees (Note 2)	4,619,809

Custodian fees (Note 2)	87,199

Trustee compensation and expenses (Note 2)	145,251

Distribution fees (Note 2)	5,684,429

Administrative services (Note 2)	66,596

Other	840,325

Total expenses	20,288,671

Expense reduction (Note 2)	(253,258)

Net expenses	20,035,413

Net investment income	8,898,834

Net realized gain on investments (Notes 1 and 3)	363,197,579

Net realized gain on swap contracts (Note 1)	5,566,019

Net realized loss on foreign currency transactions (Note 1)	(10,011,256)

Net realized gain on written options (Notes 1 and 3)	72,109,835

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	5,838,392

Net unrealized appreciation of investments, swap contracts and written options during the period	151,261,117

Net gain on investments	587,961,686

Net increase in net assets resulting from operations	$596,860,520

The accompanying notes are an integral part of these financial statements.

Voyager Fund	37

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 1/31/14*	Year ended 7/31/13

Operations:
Net investment income	$8,898,834	$28,826,705

Net realized gain on investments
and foreign currency transactions	430,862,177	271,829,461

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	157,099,509	677,087,519

Net increase in net assets resulting from operations	596,860,520	977,743,685

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(30,753,445)	(33,747,664)

Class B	(495,237)	(639,731)

Class C	(467,255)	(486,272)

Class M	(151,826)	(174,466)

Class R	(117,416)	(172,011)

Class R5	(171)	(129)

Class R6	(432,629)	(133)

Class Y	(3,478,480)	(4,208,289)

Decrease from capital share transactions (Note 4)	(147,302,758)	(694,257,185)

Total increase in net assets	413,661,303	244,057,805

NET ASSETS

Beginning of period	3,758,223,225	3,514,165,420

End of period (including undistributed net investment
income of $7,082,049 and $34,079,674, respectively)	$4,171,884,528	$3,758,223,225

* Unaudited

The accompanying notes are an integral part of these financial statements.

38	Voyager Fund

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Voyager Fund	39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of
			Net realized									of expenses	net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
January 31, 2014 **	$26.76	.07	4.27	4.34	(.27)	(.27)	—	—	$30.83	16.24 *	$3,480,072	.49 *	.24 *	71 *
July 31, 2013	20.61	.19	6.22	6.41	(.26)	(.26)	—	—	26.76	31.40	3,142,831	1.00	.84	130
July 31, 2012	22.80	.07	(2.26)	(2.19)	—	—	—	— [e,j]	20.61	(9.61)	2,874,779	1.07	.35	140
July 31, 2011	20.12	.01	2.74	2.75	(.08)	(.08)	— [e]	.01 [g]	22.80	13.73	3,692,512	1.17	.05	176
July 31, 2010	16.85	— [e]	3.46	3.46	(.19)	(.19)	— [e]	— [e,f]	20.12	20.58	3,111,020	1.26	(.03)	177
July 31, 2009	16.93	.08	(.16) [h]	(.08)	—	—	— [e]	— [e,i]	16.85	(.47) [h]	2,715,001	1.26 [d]	.61 [d]	187

Class B
January 31, 2014 **	$22.43	(.03)	3.57	3.54	(.11)	(.11)	—	—	$25.86	15.80 *	$111,556	.87 *	(.14) *	71 *
July 31, 2013	17.31	.02	5.22	5.24	(.12)	(.12)	—	—	22.43	30.40	104,780	1.75	.10	130
July 31, 2012	19.29	(.07)	(1.91)	(1.98)	—	—	—	— [e,j]	17.31	(10.26)	105,363	1.82	(.40)	140
July 31, 2011	17.09	(.14)	2.33	2.19	—	—	— [e]	.01 [g]	19.29	12.87	157,197	1.92	(.70)	176
July 31, 2010	14.35	(.13)	2.94	2.81	(.07)	(.07)	— [e]	— [e,f]	17.09	19.64	182,569	2.01	(.77)	177
July 31, 2009	14.52	(.02)	(.15) [h]	(.17)	—	—	— [e]	— [e,i]	14.35	(1.17) [h]	217,981	2.01 [d]	(.13) [d]	187

Class C
January 31, 2014 **	$24.67	(.04)	3.93	3.89	(.08)	(.08)	—	—	$28.48	15.79 *	$158,192	.87 *	(.14) *	71 *
July 31, 2013	18.98	.03	5.73	5.76	(.07)	(.07)	—	—	24.67	30.42	141,971	1.75	.12	130
July 31, 2012	21.15	(.08)	(2.09)	(2.17)	—	—	—	— [e,j]	18.98	(10.26)	166,329	1.82	(.40)	140
July 31, 2011	18.74	(.15)	2.55	2.40	—	—	— [e]	.01 [g]	21.15	12.86	247,712	1.92	(.71)	176
July 31, 2010	15.76	(.15)	3.24	3.09	(.11)	(.11)	— [e]	— [e,f]	18.74	19.63	87,221	2.01	(.79)	177
July 31, 2009	15.95	(.02)	(.17) [h]	(.19)	—	—	— [e]	— [e,i]	15.76	(1.19) [h]	37,356	2.01 [d]	(.14) [d]	187

Class M
January 31, 2014 **	$24.55	— [e]	3.91	3.91	(.16)	(.16)	—	—	$28.30	15.92 *	$27,529	.74 *	(.02) *	71 *
July 31, 2013	18.92	.07	5.72	5.79	(.16)	(.16)	—	—	24.55	30.77	24,935	1.50	.34	130
July 31, 2012	21.03	(.03)	(2.08)	(2.11)	—	—	—	— [e,j]	18.92	(10.03)	23,150	1.57	(.15)	140
July 31, 2011	18.59	(.10)	2.53	2.43	—	—	— [e]	.01 [g]	21.03	13.13	29,618	1.67	(.45)	176
July 31, 2010	15.60	(.10)	3.21	3.11	(.12)	(.12)	— [e]	— [e,f]	18.59	19.94	28,857	1.76	(.53)	177
July 31, 2009	15.74	.01	(.15) [h]	(.14)	—	—	— [e]	— [e,i]	15.60	(.89) [h]	25,635	1.76 [d]	.11 [d]	187

Class R
January 31, 2014 **	$26.23	.03	4.19	4.22	(.19)	(.19)	—	—	$30.26	16.10 *	$18,614	.62 *	.12 *	71 *
July 31, 2013	20.20	.14	6.09	6.23	(.20)	(.20)	—	—	26.23	31.08	17,812	1.25	.61	130
July 31, 2012	22.40	.02	(2.22)	(2.20)	—	—	—	— [e,j]	20.20	(9.82)	18,921	1.32	.09	140
July 31, 2011	19.80	(.05)	2.71	2.66	(.07)	(.07)	— [e]	.01 [g]	22.40	13.46	22,351	1.42	(.20)	176
July 31, 2010	16.61	(.06)	3.41	3.35	(.16)	(.16)	— [e]	— [e,f]	19.80	20.23	5,573	1.51	(.29)	177
July 31, 2009	16.72	.05	(.16) [h]	(.11)	—	—	— [e]	— [e,i]	16.61	(.66) [h]	2,156	1.51 [d]	.35 [d]	187

Class R5
January 31, 2014 **	$28.07	.13	4.48	4.61	(.37)	(.37)	—	—	$32.31	16.45 *	$15	.32 *	.40 *	71 *
July 31, 2013	21.54	.30	6.51	6.81	(.28)	(.28)	—	—	28.07	31.95	13.63		1.19	130
July 31, 2012†	21.85	.01	(.32)	(.31)	—	—	—	—	21.54	(1.42) *	10	.05 *	.03 *	140

Class R6
January 31, 2014 **	$28.09	.14	4.48	4.62	(.40)	(.40)	—	—	$32.31	16.48 *	$35,695	.27 *	.45 *	71 *
July 31, 2013	21.54	.24 [k]	6.60	6.84	(.29)	(.29)	—	—	28.09	32.10	31,033.53		.89 [k]	130
July 31, 2012†	21.85	.01	(.32)	(.31)	—	—	—	—	21.54	(1.42) *	10	.04 *	.04 *	140

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	Voyager Fund	Voyager Fund	41

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of
			Net realized									of expenses	net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class Y
January 31, 2014 **	$27.98	.11	4.47	4.58	(.33)	(.33)	—	—	$32.23	16.41 *	$340,212	.36 *	.36 *	71 *
July 31, 2013	21.54	.27	6.49	6.76	(.32)	(.32)	—	—	27.98	31.73	294,849.75		1.12	130
July 31, 2012	23.77	.13	(2.36)	(2.23)	—	—	—	— [e,j]	21.54	(9.38)	325,603.82		.59	140
July 31, 2011	20.97	.07	2.86	2.93	(.14)	(.14)	— [e]	.01 [g]	23.77	13.99	569,805.92		.29	176
July 31, 2010	17.54	.04	3.62	3.66	(.23)	(.23)	— [e]	— [e,f]	20.97	20.91	313,583	1.01	.21	177
July 31, 2009	17.58	.14	(.18) [h]	(.04)	—	—	— [e]	— [e,i]	17.54	(.23) [h]	122,966	1.01 [d]	.96 [d]	187

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of 0.03% of average net assets.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h Reflects a non-recurring litigation payment from Enron Corporation which amounted to the following amounts per share outstanding as of December 29, 2008:

Per share

Class A	$0.11

Class B	0.10

Class C	0.11

Class M	0.10

Class R	0.11

Class Y	0.12

This payment resulted in an increase to total returns of 0.71% for the year ended July 31, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

k The net investment income ratio and per share amount shown for the period ending July 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.	The accompanying notes are an integral part of these financial statements.

42	Voyager Fund	Voyager Fund	43

Notes to financial statements 1/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2013 through January 31, 2014.

Putnam Voyager Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

44	Voyager Fund

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance the return on a security owned and to manage downside risks.

Voyager Fund	45

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $5,008,838 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

46	Voyager Fund

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,007,788 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $4,788,187.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $411,793,520. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $425,209,655.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Voyager Fund	47

At July 31, 2013, the fund had a capital loss carryover of $306,035,309 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$—	$6,854,861	$6,854,861	*

299,180,448	N/A	299,180,448	July 31, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $4,195,923,821, resulting in gross unrealized appreciation and depreciation of $612,182,435 and $159,170,570, respectively, or net unrealized appreciation of $453,011,865.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/–0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance

48	Voyager Fund

period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.281% of the fund’s average net assets before a decrease of $2,409,259 (0.060% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,884,628	Class R5	11

Class B	126,977	Class R6	8,388

Class C	175,439	Class Y	372,907

Class M	30,743	Total	$4,619,809

Class R	20,716

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,835 under the expense offset arrangements and by $250,423 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,721, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Voyager Fund	49

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$4,223,315	Class M	100,327

Class B	552,263	Class R	45,054

Class C	763,470	Total	$5,684,429

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $129,174 and $1,234 from the sale of class A and class M shares, respectively, and received $28,685 and $1,048 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $54 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,754,502,544 and $2,871,704,235, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amount	premiums

Written options outstanding at the
beginning of the reporting period	$68,656,914	$8,902,378

Options opened	467,362,202	108,410,931
Options exercised	—	—
Options expired	(410,353,379)	(97,541,574)
Options closed	(43,386,530)	(7,576,631)

Written options outstanding at the
end of the reporting period	$82,279,207	$12,195,104

50	Voyager Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/14		Year ended 7/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	2,931,696	$86,525,228	5,584,636	$130,712,953

Shares issued in connection with
reinvestment of distributions	945,289	28,585,525	1,453,391	31,247,903

	3,876,985	115,110,753	7,038,027	161,960,856

Shares repurchased	(8,438,194)	(246,280,795)	(29,073,151)	(672,214,967)

Net decrease	(4,561,209)	$(131,170,042)	(22,035,124)	$(510,254,111)

	Six months ended 1/31/14		Year ended 7/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	181,589	$4,442,548	359,782	$7,012,805

Shares issued in connection with
reinvestment of distributions	18,042	458,073	32,648	591,263

	199,631	4,900,621	392,430	7,604,068

Shares repurchased	(557,142)	(13,568,568)	(1,808,140)	(35,203,269)

Net decrease	(357,511)	$(8,667,947)	(1,415,710)	$(27,599,201)

	Six months ended 1/31/14		Year ended 7/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	339,919	$9,197,553	398,061	$8,571,127

Shares issued in connection with
reinvestment of distributions	12,351	345,455	17,065	339,927

	352,270	9,543,008	415,126	8,911,054

Shares repurchased	(552,954)	(14,774,139)	(3,423,221)	(72,073,489)

Net decrease	(200,684)	$(5,231,131)	(3,008,095)	$(63,162,435)

	Six months ended 1/31/14		Year ended 7/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	25,127	$667,356	43,124	$925,533

Shares issued in connection with
reinvestment of distributions	5,319	147,750	8,545	169,109

	30,446	815,106	51,669	1,094,642

Shares repurchased	(73,567)	(1,948,371)	(259,265)	(5,469,679)

Net decrease	(43,121)	$(1,133,265)	(207,596)	$(4,375,037)

	Six months ended 1/31/14		Year ended 7/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	95,508	$2,778,500	182,129	$4,165,365

Shares issued in connection with
reinvestment of distributions	2,841	84,346	5,767	121,739

	98,349	2,862,846	187,896	4,287,104

Shares repurchased	(162,205)	(4,556,979)	(445,460)	(10,152,270)

Net decrease	(63,856)	$(1,694,133)	(257,564)	$(5,865,166)

Voyager Fund	51

	Six months ended 1/31/14		Year ended 7/31/13

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	6	171	5	129

	6	171	5	129

Shares repurchased	—	—	—	—

Net increase	6	$171	5	$129

	Six months ended 1/31/14		Year ended 7/31/13

Class R6	Shares	Amount	Shares	Amount

Shares sold	56,084	$1,740,057	1,180,085	$29,854,960

Shares issued in connection with
reinvestment of distributions	13,661	432,629	6	133

	69,745	2,172,686	1,180,091	29,855,093

Shares repurchased	(69,881)	(2,110,517)	(75,689)	(1,974,844)

Net increase (decrease)	(136)	$62,169	1,104,402	$27,880,249

	Six months ended 1/31/14		Year ended 7/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,240,726	$38,115,659	3,218,184	$77,537,538

Shares issued in connection with
reinvestment of distributions	93,508	2,954,851	160,304	3,598,822

	1,334,234	41,070,510	3,378,488	81,136,360

Shares repurchased	(1,314,318)	(40,539,090)	(7,956,105)	(192,017,973)

Net increase (decrease)	19,916	$531,420	(4,577,617)	$(110,881,613)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	469	100%	15,146

Class R6	469	0.04	15,168

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$121,496,391	$884,683,701	$938,206,321	$28,588	$67,973,771

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution

52	Voyager Fund

or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$95,100,000

Written equity option contracts (contract amount) (Note 3)	$87,400,000

Forward currency contracts (contract amount)	$375,100,000

OTC total return swap contracts (notional)	$82,900,000

Warrants (number of warrants)	54,600,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$5,886,581	Payables	$383,103

Equity contracts	Investments	151,287,734	Payables	20,271,075

Total		$157,174,315		$20,654,178

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Options	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(9,420,464)	$—	$(9,420,464)

Equity contracts	1,023,483	3,247,793	—	5,566,019	$9,837,295

Total	$1,023,483	$3,247,793	$(9,420,464)	$5,566,019	$416,831

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Options	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$5,863,432	$—	$5,863,432

Equity contracts	(2,473,741)	(10,592,561)	—	(2,150,870)	$(15,217,172)

Total	$(2,473,741)	$(10,592,561)	$5,863,432	$(2,150,870)	$(9,353,740)

Voyager Fund	53

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs Bank USA	Goldman Sachs International	JPMorgan Chase Bank N.A.	UBS AG	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Forward currency contracts#	—	—	—	5,886,581	—	—	—	—	—	5,886,581

Purchased options**#	23,855,927	15,246,869	2,844,930	2,447,822	—	—	18,185,020	16,037,315	309,974	78,927,857

Securities on loan**	—	—	—	—	—	411,793,520	—	—	—	411,793,520

Total Assets	$23,855,927	$15,246,869	$2,844,930	$8,334,403	$—	$411,793,520	$18,185,020	$16,037,315	$309,974	$496,607,958

Liabilities:

OTC Total return swap contracts*#	—	—	—	—	742,030	—	—	—	—	742,030

Forward currency contracts#	—	—	—	—	—	—	—	—	383,103	383,103

Written options#	10,549,042	1,435,109	872,678	1,120,079	—	—	5,359,508	—	192,629	19,529,045

Total Liabilities	$10,549,042	$1,435,109	$872,678	$1,120,079	$742,030	$—	$5,359,508	$—	$575,732	$20,654,178

Total Financial and Derivative Net Assets	$13,306,885	$13,811,760	$1,972,252	$7,214,324	$(742,030)	$411,793,520	$12,825,512	$16,037,315	$(265,758)	$475,953,780

Total collateral received (pledged)##†	$11,980,703	$13,811,760	$700,000	$3,408,174	$(742,030)	$411,793,520	$1,600,664	$9,700,000	$(265,758)	$451,987,033

Net amount	$1,326,182	$—	$1,272,252	$3,806,150	$—	$—	$11,224,848	$6,337,315	$—	$23,966,747

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities and receivable for investments sold on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown.

54	Voyager Fund	Voyager Fund	55

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	84,903,952	3,897,626

Ravi Akhoury	84,783,331	4,018,247

Barbara M. Baumann	85,444,847	3,356,730

Jameson A. Baxter	85,356,431	3,445,147

Charles B. Curtis	85,260,643	3,540,935

Robert J. Darretta	85,369,801	3,431,777

Katinka Domotorffy	85,111,948	3,689,629

John A. Hill	85,322,465	3,479,112

Paul L. Joskow	85,277,912	3,523,665

Kenneth R. Leibler	85,312,945	3,488,633

Robert E. Patterson	85,401,044	3,400,533

George Putnam, III	85,369,021	3,432,556

Robert L. Reynolds	85,375,086	3,426,491

W. Thomas Stephens	85,317,931	3,483,646

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

65,318,044	2,536,401	4,134,435	16,812,698

All tabulations are rounded to the nearest whole number.

At the meeting, a proposal to adopt an Amended and Restated Declaration of Trust was adjourned. The final shareholder meeting on this proposal has not been held.

56	Voyager Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Voyager Fund	57

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

58	Voyager Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Voyager Fund	59

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

60	Voyager Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR US SKI TEAM US SNOWBOARDING

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA016
285935 3/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Voyager Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 28, 2014